SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant [ X ]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[  ]    Preliminary proxy statement.

[X ]    Definitive proxy statement.

[  ]    Definitive additional materials.

[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

[  ]    Confidential, for use of the Commission only (as permitted by Rule
        14a-6(e)(2)).

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X ]     No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

9        Fee paid previously with preliminary materials.

9 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)       Date Filed:


                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


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                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Thursday, May 29, 2003


     Notice is hereby given that the Annual Meeting of Shareholders of Integrated Business Systems and Services, Inc., a South Carolina corporation, will be held at the Company's headquarters, 1601 Shop Road, Suite E, Columbia, South Carolina on Thursday, May 29, 2003 at 10:00 a.m. local time for the following purposes:

(1)  Election of directors;

(2) Ratification of the appointment of Scott McElveen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

(3) Transaction of such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

     These items of business and the means by which you are entitled to vote at the Annual Meeting are more fully described in the proxy statement that accompanies this Notice.

     Only shareholders whose names appeared of record on the stock records of the Company on April 11, 2003 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return to the Company's stock transfer agent the enclosed proxy card in the enclosed, self-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

         By Order of the Board of Directors,

         /s/ George E. Mendenhall, Ph.D.
         ----------------------------------------------
         George E. Mendenhall, Ph.D.
         Chief Executive Officer and Chairman of the Board

Columbia, South Carolina
April 30, 2003






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                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                             Suite E, 1601 Shop Road
                         Columbia, South Carolina 29201


                                 PROXY STATEMENT
                   FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS



QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING


1.   Why am I receiving these materials?

     The Board of Directors of Integrated Business Systems and Services, Inc. (or the "Company") is providing you with these proxy materials in connection with its solicitation of proxies to be used in voting at the 2003 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the Company's headquarters at 1601 Shop Road, Suite E, Columbia, South Carolina, on Thursday, May 29, 2003, at 10:00 a.m. As a shareholder, you are requested to vote on the proposals described in this proxy statement and in the accompanying proxy card. These proxy materials are first being mailed on or about April 30, 2003 to our shareholders of record.

2.   What is a proxy statement?

     It is a document that the regulations of the United States Securities and Exchange Commission require us to give you when we ask you to sign a proxy card designating proxies to vote on your behalf.

3.   What is a proxy or a proxy card?

     A proxy is your legal designation of another person to vote the shares of our common stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. As is our usual practice, two of our employees have been designated as proxies for the 2003 Annual Meeting. By completing and returning the proxy card, you are authorizing these two individuals to vote your shares at the Annual Meeting as you have instructed them on the proxy card. In this way, you can vote your shares whether or not you attend the Annual Meeting.

4.   Who can vote at the Annual Meeting?

     Our Board of Directors has established April 11, 2003 as the record date for determining the shareholders entitled to vote at the Annual Meeting. You can vote at the meeting, either in person or by proxy, only if you were a shareholder of record of our common stock at the close of business on the record date. A list of shareholders eligible to vote will be available at our headquarters at 1601, Shop Road, Suite E, Columbia, SC 29201 beginning on May 19, 2003. Shareholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.


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

5.   What am I being asked to vote on?

     As described in the Notice of Annual Meeting accompanying this proxy statement, we are asking you to vote on:

          (a)  the election of three directors, and

          (b) the ratification of Scott McElveen, LLP as our independent auditors for the fiscal year ending December 31, 2003.

6.   Can other matters be voted upon at the Annual Meeting?

     The Board of Directors does not presently intend to bring up for a shareholder vote at the Annual Meeting any business other than the specific proposals referred to above. So far as is known to the Board of Directors, no other matters are to be brought before the Annual Meeting. If any other business properly comes before the Annual Meeting, it is intended that proxies, in the form accompanying this proxy statement, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

7.   How do I vote?

     If you were a shareholder of record on the record date, you can vote either

          (a) by filling out the enclosed proxy card, dating and signing it, and mailing it in the enclosed envelope or delivering it in person to the Company at or prior to the meeting, or

          (b)  by voting in person by written ballot distributed at the meeting.

     If you are a shareholder who held your shares in street name on the record date, the broker, bank , trustee or other nominee holding your shares will send you separate instructions describing the procedures and providing the documentation for your use in voting your shares. Each share of our common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

8. What is the difference between a "shareholder of record" and a shareholder who holds stock in "street name"?

     (a) Shareholder of Record. You are a shareholder of record only if the actual stock certificates representing your shares of our common stock are registered directly in your name with our stock transfer agent. If so, these proxy materials are being sent directly to you by the Company, and you have the right to vote in person at the meeting or to grant your proxy directly to the Company by using the proxy card enclosed with these materials.

     (b) Street Name Holder. If the certificates representing your shares are registered and held in the name of a broker, bank, trustee or other nominee, then you are considered to be the "beneficial owner" of those shares, and they are referred to as being held in "street name." If you hold your shares in street name, these proxy materials are being forwarded to you by your broker or other nominee who is the shareholder of record of those shares. Your broker or nominee is required to provide you with a voting instruction card for you to use instead of the proxy card that is being sent to our shareholders of record. As the beneficial owner, you have the right to direct your broker on how to vote, and you are also invited to attend the Annual Meeting. However, if you are not the shareholder of record, you may not vote your shares in person at the meeting unless you follow the procedure described in response to Question 10 below.


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

9. If I hold all or part of my shares in street name, can I vote those shares by delivering to the Company the voting instruction card received by me from my broker or other nominee?

     No. As noted above, only shareholders of record can vote at the Annual Meeting. Voting cards or other documents sent to you by your broker or other nominee cannot be accepted by the Company to record your vote.

10. If my shares are held in street name, is there any way I can still vote those shares in person at the Annual Meeting?

     Yes. If your shares are held in street name, but you desire to vote those shares in person at the meeting instead of having them voted by your broker or other nominee, then you will need to ask your broker or other nominee for a legal proxy entitling you to vote your shares directly at the meeting. You must bring that legal proxy with you to the meeting in order to have your vote counted. Please note that if your shares are held in street name and you request a legal proxy, any voting card previously completed by you with respect to your shares will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

11.  What is required for me to attend the meeting in person?

     All shareholders will need to present proper photo identification to the registration desk outside of the meeting room in order to be admitted to the Annual Meeting. If you are a shareholder of record, presentation of this identification is all that is required. If your shares are held in street name, however, you will also need to present either one of the following:

          (a) the legal proxy received from your broker or other nominee as described in the preceding paragraph, or

          (b) if you have not received the legal proxy, your most recent brokerage statement. We can use that statement to verify your ownership of our common stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without the legal proxy described in the preceding paragraph.

12.  If I vote by proxy, can I change my vote later?

     Yes. If you are a shareholder of record, you can revoke your proxy and change your vote prior to the completion of voting at the meeting by any one of the following methods:

          (a) delivering to the Secretary of the Company a later-dated written notice revoking your proxy,

          (b) delivering to the Secretary of the Company a later-dated proxy, or

          (c)  voting in person at the meeting.

     Please note that your attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy. If your shares are held in street name, you may change your vote only by submitting new voting instructions to your broker or other nominee.


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

13. Can my shares be voted if I don't return my proxy card and don't attend the annual meeting?

     If you are the shareholder of record of any shares and you do not vote those shares by proxy or in person, those shares will not be voted. If any of your shares are held in street name, your broker or other nominee can vote your shares on any of the matters scheduled to come before the meeting. If your broker or other nominee does not have discretion to vote your shares held in street name on a particular proposal, and you do not give your nominee instructions on how to vote your shares, your shares will not be voted on that proposal. This is called a "broker non-vote." Broker non-votes will have no effect on the vote on any matter scheduled to be voted upon at the Annual Meeting.

14. What are my voting choices when voting for director nominees? What vote is needed to elect directors?

     In the vote on the election of the three director nominees, you may:

          (a)  vote in favor of all nominees,

          (b)  vote to withhold votes as to all nominees, or

          (c)  vote to withhold votes as to specific nominees.

     Directors will be elected by a plurality vote. This means that the director nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors are elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. The Articles of Incorporation of the Company do not allow for cumulative voting in the election of directors.

15. What are my voting choices when voting on the ratification of the appointment of Scott McElveen, LLP as independent auditors? What vote is needed to ratify their appointment?

     In the vote on the ratification of the appointment of Scott McElveen, LLP as independent auditors, you may:

          (a)  vote in favor of the ratification,

          (b)  vote against the ratification, or

          (c)  abstain from voting on the ratification.

     The proposal to ratify the appointment of Scott McElveen, LLP as independent auditors will require approval by a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the meeting. Accordingly, abstentions and broker non-votes will have the same effect as a vote "against" this proposal.

     The Board recommends a vote "FOR" this proposal.


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

16.  What if I don't vote for some matters listed on my proxy card?

     You should specify your choice for each matter on the enclosed proxy card. If you do not mark your voting instructions on the proxy card, then for any proposal left unmarked on your duly signed proxy card, your shares will be voted FOR the election of all director nominees and FOR the proposal to ratify the appointment of Scott McElveen, LLP, as applicable.

17.  Is my vote confidential? Who counts the votes?

     We will continue our long-standing practice of holding the votes of all shareholders in confidence from directors, officers and employees except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (b) in case of a contested proxy solicitation, (c) if a shareholder makes a written comment on the proxy card or otherwise communicates that shareholder's vote to management, or (d) as we have for many years, to allow our General Counsel (who will act as the inspector of the election) to certify the results of the vote.

18.  What does it mean if I receive more than one set of proxy materials?

     It means that your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards and voting instruction cards that you receive.

19.  How many shares must be present to hold the Annual Meeting?

     On the record date, there were 22,286,258 issued and outstanding shares of our common stock. There are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting.

     The outstanding shares on the record date were held by approximately 74 shareholders of record. From this group of shareholders, there must be present at the meeting, either in person or represented by proxy, holders of at least a majority of these outstanding shares in order to hold and conduct business at the Annual Meeting. This is called a quorum. For the purposes of determining a quorum, we will count all shares represented at the meeting, including any shares as to which there are directions from their respective owner(s) to withhold authority to vote for directors or to abstain from voting on any matter, as well as any shares as to which there are broker non-votes.

     If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice to you, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

20.  Who is bearing the cost for soliciting votes for the Annual Meeting?

     The Company is paying for the distribution and solicitation of the proxies. As part of this process we reimburse brokers, banks, trustees, nominees, fiduciaries and other custodians for reasonable fees and expenses in forwarding proxy materials to our shareholders. Our employees may also solicit proxies through mail, telephone, the Internet or other means, but they do not receive additional compensation for providing these services.

                                  Proposal One

                              ELECTION OF DIRECTORS

     The Board of Directors is currently comprised of seven director seats that are divided into three classes serving staggered terms, generally three years in duration. The division into three classes is made so that, as nearly as possible, the terms of only one-third of the members of the Board of Directors will expire at each annual meeting of shareholders. Five individuals currently serve as members of the Board of Directors, and there are two vacancies. Two directors serve in the class of three directors with a term expiring at the forthcoming Annual Meeting. Two directors serve in the class of two directors with a term expiring at the first annual meeting of shareholders following the forthcoming Annual Meeting. One director serves in the class of two directors with a term expiring at the second annual meeting of shareholders following the forthcoming Annual Meeting.

     Immediately following last year's annual meeting held on June 13, 2002, the Board of Directors consisted of three directors, with four vacancies. During the fourth quarter of 2002, the Board of Directors appointed Ms. Dollie A. Cole and Mr. Richard D. Pulford as directors to fill two of these four vacancies. Mr. Pulford was appointed to fill one of the vacancies in the class of three directors with a term expiring at the forthcoming Annual Meeting. Ms. Cole was appointed to fill the vacancy in the class of two directors with a term expiring at the first annual meeting of shareholders following the forthcoming Annual Meeting.

     Mr. Stuart E. Massey and Mr. Richard D. Pulford are the two directors whose existing terms will expire at the Annual Meeting. The Board of Directors has nominated each of them for election to the class of directors with a term expiring at the third annual meeting of shareholders following the forthcoming Annual Meeting. As noted above, Ms. Cole was appointed by the Board of Directors in 2002 to serve for a term that extends beyond the date of the forthcoming Annual Meeting. Because of this, South Carolina corporate law requires that her service as a director for the period extending beyond the Annual Meeting must be approved by the shareholders at the forthcoming Annual Meeting. Consequently, shareholders will be asked to vote for the election of a total of three directors at the Annual Meeting. For additional information on these three individuals, please see the information set forth elsewhere in this proxy statement under the heading "Management - Directors and Executive Officers."

     No individuals who are not also currently serving as directors have been nominated for election as directors at the Annual Meeting. As a result, two vacancies will continue to exist on the Board of Directors following the Annual Meeting. Pursuant to the Company's bylaws and applicable South Carolina corporate law, the five directors who will serve following the Annual Meeting will have the authority prior to the next annual shareholder's meeting to elect individuals to fill one or both of these two vacancies. Management is currently in the process of identifying suitable candidates for election to fill such vacancies.

     The persons named in the accompanying proxy have been designated by the Board of Directors to vote for the election of the three director nominees identified above. Unless authority is specifically withheld in a proxy properly delivered at the Annual Meeting, these designees have indicated that they intend to vote FOR the election of the three director nominees. You may vote for any and all nominees, or you may withhold your vote from any or all nominees. In each case, you may cast your vote by signing and returning the accompanying proxy card. Where you have appropriately specified how the proxy is to be voted, it will be voted in accordance with your specifications. Although not contemplated, in the event that prior to the Annual Meeting any of the three director nominees becomes unable to serve, the persons named on the enclosed proxy card will have the authority to vote for the election of other persons in accordance with their best judgment.

     The persons named in the enclosed proxy card will vote the proxy as specified by you. If no specification is made, the proxy will be voted "FOR" the election of the nominees listed above.

                                  Proposal Two

                     RATIFICATION OF APPOINTMENT OF AUDITORS


     The Board of Directors has appointed the firm of Scott McElveen, LLP, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 2003, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors.

     The Board of Directors recommends a vote "for" this proposal. The persons named in the form of proxy will vote the proxy as specified. If no specification is made, the proxy will be voted "FOR" the ratification of the Company's independent auditors.

     A representative of Scott McElveen, LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                      PROPOSALS FOR THE 2004 ANNUAL MEETING

     If you would like to have a proposal considered for inclusion in the proxy statement for our 2004 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than December 31, 2003. A proposal is your recommendation or requirement that the Company and/or its Board of Directors take action, which you intend to present at the annual meeting. If you submit any proposal, you must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including Rule 14a-8 of Regulation 14A of that act. Included in the proxy rules is the requirement that for at least one year prior to submitting your proposal you have continuously held shares of our common stock with a market value of at least $2,000, or have held at least one percent of the total number of our outstanding shares of common stock entitled to be voted on your proposal at the annual meeting. You must also continue to hold those shares through the date of the annual meeting.

     If you do not comply with the requirements described in the preceding paragraph, you will not be entitled to have your proposal considered by the Company for inclusion in the proxy statement for our 2004 annual meeting. In that event, if you still wish to submit a proposal for consideration at the annual meeting, recognizing that it will not be included in the proxy statement for such meeting, we must receive your proposal in accordance with the requirements set forth in our Bylaws relating to shareholder proposals.

     Our Bylaws require timely advance written notice of any proposals to be presented at an annual meeting of our shareholders. For your notice to be considered timely, it must be given to and received by the Secretary of the Company, either by personal delivery or by United States mail, postage prepaid, return receipt requested, at our principal offices at the address on the cover of this proxy statement at least ninety days in advance of the annual meeting. Your notice must set forth as to each matter you propose to bring before the annual meeting each of the following: (a) a description of the business that you desire to be brought before the annual meeting, including the specific proposal(s) you desire to be presented, and the reasons for conducting such business at the annual meeting; (b) your name and your record address as it appears on the stock records maintained by our stock transfer agent; (c) the class and number of shares of our common stock that you own of record as of the record date for the annual meeting, if such date has been made publicly available, or as of a date within ten days of the effective date of your notice if the record date has not been made publicly available, (d) the class and number of shares of our common stock that you hold beneficially, but not of record, as of the record date for the annual meeting, if such date has been made publicly available, or as of a date within ten days of the effective date of your notice if the record date has not been made publicly available, and (e) any interest you have in the business described in your notice as set forth above in item (a) of this paragraph.


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

         Shareholders desiring to make proposals to be presented at the annual meeting are directed to these requirements as more specifically set forth in our Bylaws, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the annual meeting may exclude from consideration at the annual meeting any matters that are not properly presented in accordance with these Bylaw requirements.


                                   MANAGEMENT

Directors and Executive Officers

     Set forth below is the age and certain biographical information with respect to each of the Company's directors and executive officers.

Director Nominees

     Stuart E. Massey, 43, has served as Executive Vice President of the Company since September 2001 and as a director of the Company since April of 1991. In April of 2002, Mr. Massey's title was modified to Executive Vice President and Chief Technology Officer. Prior to that time, he had served as Vice President of Engineering. Mr. Massey also serves as Secretary of the Company. His responsibilities include the day-to-day management and coordination of large projects, including the continuing maintenance of the Synapse software configuration tool. Before joining the Company, among other things, Mr. Massey managed the implementation of an inter-bank financial transaction switch for automated teller machine and point-of-sale systems and assisted in the design of financial transaction processing software products for Applied Communications, Inc. Mr. Massey's experience in the industrial automation industry includes the design of a variety of computer control systems, such as airport lighting, industrial machine tool control, inventory control and shop floor control systems. Mr. Massey received a Bachelor of Science degree in Electrical and Computer Engineering from the University of South Carolina in 1986.

     Richard D. Pulford, 57, has served as a director of the Company since October 3, 2002. He has served as President of Corporate Strategies, Inc., ("CSI"), since he founded CSI in 1981. CSI provides investment banking services in the Great Lakes region of the United States. Until 1987, the primary focus of CSI was in brokering the purchase and sale of automotive production suppliers, including transaction negotiations and financing. Since that time, CSI's concentration has been primarily in the technology arena. Under Mr. Pulford's direction, CSI has been a contributor in equity capital fund-raising endeavors for technology start-up companies. Mr. Pulford also operates in a sales consultant capacity in the automotive industry for a variety of technology companies, and has provided such services in the past for the Company. Prior to forming CSI, Mr. Pulford owned and operated a consulting practice specializing in financing acquisition transactions for operating companies. Mr. Pulford also held positions in the marketing field after receiving his Masters of Business Administration in Finance.

     Dollie A. Cole, 73, has served as a director of the Company since December 5, 2002. She has been involved for many years in the leadership of several business, charitable and civic organizations. Dr. Cole is Chairman of the Dollie Cole Corporation, a venture capital and industrial consulting firm. She serves on the Board of Directors of HPSC, Inc. (AMEX:HDR), a leading national provider of capital to healthcare professionals, and serves as a consultant to the Solar and Electric 500 Company. In addition to these business activities, Dr. Cole also serves as Vice Chairman of the Smithsonian Institution's National Air and Space Museum, Chairman of the National Corvette Museum, Vice President of the Pegasus School for Abused Boys, and serves or has served on the boards of the 100 Club of Central Texas, Project HOPE - the World Health Organization, the National Captioning Institute for the Hearing Impaired, the President's Circle of the National Academy of Science, the President's Club of the University of Michigan, Michigan State Chancellor's Club - Oakland University, and the Myer Prentess Cancer Foundation.

Continuing Director Whose Term Expires at the Annual Meeting Following the 2003 Annual Meeting

     George E. Mendenhall, Ph.D., 65, has served as Chairman of the Board and Chief Executive Officer of the Company since September 2001. Prior to that time, he had served since January 1998 as Vice President of Application Development of the Company and since May 1995 as Executive Vice President of the Company. He initially became an employee of the Company in February 1994, serving as the Director of Industrial Consulting. He has served as a director of the Company since May 1995. Dr. Mendenhall's responsibilities include the general and active management of the business of the Company and seeing that all orders and resolutions of the Board of Directors are carried into effect. Dr. Mendenhall has conducted academic research and taught economics and other courses at Indiana University and Indiana Institute of Technology. In addition, he has published articles concerning research and evaluation techniques, and has been quoted in such periodicals as Computer World and Industry Week. Before joining the Company, Dr. Mendenhall provided consulting services and computer systems to various large manufacturing companies on an independent basis and, from 1990 through February 1994, provided consulting services to the Company. From 1984 until 1989, Dr. Mendenhall was the President of Synergistic Business Infrastructures Corporation ("SBI"). SBI was a computer systems integrator based in Fort Wayne, Indiana that specialized, among other things, in the conceptualization, design and implementation of manufacturing shop floor systems, data collection systems and material tracking systems. Dr. Mendenhall received a Bachelor of Science degree in Economics from Manchester College in 1960 and a Master in Economics degree and a Ph.D. in economics from Indiana University in 1968 and 1978, respectively.

Continuing Director Whose Term Expires at the Second Annual Meeting Following the 2003 Annual Meeting

     Carl Joseph Berger, Jr., 67, has served as a director of the Company since June 1998. He retired in 1997 from Springs Industries, Inc., a New York Stock Exchange-listed manufacturer and marketer of home furnishings and specialty fabrics ("Springs"), after serving for eight years as Corporate Director for Electronic Data Interchange. During his thirty years with Springs, Mr. Berger served the company in various positions, including Director of Distribution. Prior to his service with Springs, he worked in various positions with Milliken and Company and M. Lowenstein Corporation, both of which are major textile manufacturers and marketers. He has served on numerous boards and committees, including the District Three School Board in Rock Hill, South Carolina, where he also served for ten years as Treasurer. Mr. Berger received his Master's in Business Administration from Winthrop University and a Bachelor's degree from the University of Georgia.

Other Executive Officers

     William S. McMaster, 45, has served as the Company's Chief Financial Officer since August 2000 and as the Company's General Counsel since May 2000. His responsibilities include overseeing the Company's financial reporting, internal controls, investor relations, treasury and legal compliance functions. Additionally, he coordinates all capital raising activities as well as any mergers, acquisitions, strategic alliances or similar transactions. Prior to joining the Company, he was a partner in the law firm of Nexsen Pruet Jacobs & Pollard, LLC in Columbia, South Carolina where he was the team leader of the firm's publicly traded clients practice group. He continues to hold an Of Counsel position with Nexsen Pruet. Mr. McMaster has over seventeen years of experience in representing both privately held and publicly traded companies in the areas of corporate finance, securities regulation, mergers and acquisitions, and employee benefits. He is past Chairman of the South Carolina Bar Section on Corporations, Banking and Securities. Before joining Nexsen Pruet in 1989, Mr. McMaster practiced securities law with Vinson & Elkins, LLP in Houston, Texas. Prior to receiving his law degree with honors from the University of Virginia in 1985, he worked for two years with PricewaterhouseCoopers in Washington, D.C. He is a 1980 summa cum laude, Phi Beta Kappa graduate of Duke University with a Bachelor of Arts degree in accounting and business administration. He became a Certified Public Accountant in 1982 and was admitted to the Texas State Bar in 1985 and the South Carolina Bar in 1989.

     Donald R. Futch, 52, has served as Vice President of Business Development of the Company since April 13, 1999. Prior to that date, he served as Vice President of Operations since joining the Company in January 1998. Mr. Futch is responsible for marketing, sales and establishing strategic relationships with business partners and distribution channels. From October 1994 until he joined the Company, Mr. Futch served as Chief Information Officer for Telequest Corporation, an electronic payments processing company. Mr. Futch was awarded a patent for the creation of a telecommunications-based home banking system in August 1997. From May 1992 until joining Telequest Corporation in October 1994, Mr. Futch served as Vice President of Association Membership Services, Inc. (d/b/a Electronic Merchant Services), where he served primarily as an electronic payments system integrator to the hotel industry. From January 1983 through April 1992, he was a Technical Consultant for AT&T. Mr. Futch received his Masters in Business Administration degree with an emphasis in marketing research from the University of South Carolina in 1974.

Board Meetings and Committees

     During 2002, the Board of Directors of the Company met as a Board or acted pursuant to unanimous written consent a total of seven times. No director attended fewer than 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served.

     Pursuant to the Bylaws of the Company, the Board of Directors has established the following two standing committees of the Board: the Audit and Risk Management Committee and the Compensation and Human Resources Committee.

     The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders for election as directors at any annual meeting of the Company, provided the nomination is made in writing and properly identifies the shareholder making the nomination as a shareholder of record entitled to vote at such meeting; includes the consent of the nominees to serve, if elected, and the representation of the nominating shareholder to appear in person or by proxy to nominate the identified nominees; provides pertinent information concerning the nominee's background, experience and any arrangement or understanding between the nominating shareholder and the nominee pursuant to which the nomination is made; and is delivered to the Secretary of the Company no later than ninety days prior to the annual meeting, unless the Company notifies the shareholders otherwise.

     During 2002, the Audit and Risk Management Committee was composed of Messrs. Berger and Roger A. Kazanowski until Mr. Kazanowski's voluntary resignation from the Board of Directors in May of 2002. Mr. Pulford and Ms. Cole were appointed to the Audit and Risk Management Committee following their respective appointments to the Board of Directors in the fourth quarter of 2002. Each of Mr. Berger and Ms. Cole have been determined to be independent as defined in Rule 4200(a)(15) of the NASD's listing standards. Under the guidance of a written charter adopted by the Board of Directors, the Audit and Risk Management Committee is responsible for recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. This committee met a total of three times during 2002.

     During 2002, the Compensation and Human Resources Committee was composed of Messrs. Berger, and Roger A. Kazanowski until Mr. Kazanowski's voluntary resignation from the Board of Directors in May of 2002. Mr. Pulford and Ms. Cole were appointed to the Compensation and Human Resources Committee following their respective appointments to the Board of Directors in the fourth quarter of 2002. The functions of the Compensation and Human Resources Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administrating the Company's stock option and incentive plans, making recommendations to the Board with respect to the participation in such plans by directors, officers and employees of, and consultants to the Company, and the extent of that participation, and considering such other matters as may from time to time be referred to the Compensation and Human Resources Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in the deliberations by such committee concerning the compensation of such executive officers. This committee met a total of seven times in combination with the Board of Directors meetings during 2002.

                             MANAGEMENT COMPENSATION

Executive Compensation

     The following table sets forth a summary of the cash compensation paid during each of the three most recently completed fiscal years to the Company's President and Chief Executive Officer and to each of the Company's other executive officers during 2002 (collectively, the "Named Executive Officers").

                                                                                             Long Term
                                                                                        -------------------
                                                                                            Compensation
                                                                                            Awards
                                                     Fiscal                                 Common Stock
      Name and Principal Position                     Year     Salary  (1)    Bonus         Underlying
      ---------------------------                     ----     -----------    -----         Options (2)
      George E. Mendenhall                            2002        $ 97,956     -0-            96,894
         Chief Executive Officer and                  2001         132,611     -0-            10,000
         Chairman of the Board                        2000         126,083    $ 21,750        35,000

      Stuart E. Massey                                2002        $ 97,956     -0-            96.894
         Executive Vice President and                 2001         132,611     -0-            10,000
         Chief Technology Officer                     2000         126,083    $ 21,750        42,000

      William S. McMaster                             2002       $ 115,026     -0-            381,107
        Chief Financial Officer and                   2001         208,333     -0-            10,000
        General Counsel                               2000          93,750     -0-            100,000

      Donald R. Futch                                 2002        $ 83,778     -0-            92,825
        Vice President                                2001         115,556     -0-            10,000
        Business Development                          2000         118,750    $ 19,500        40,500

(1) Effective September 1, 2001, each of the named executive officers in the table above voluntarily elected to defer a portion of the cash compensation otherwise payable to him in order to assist the Company in meeting its cash flow demands. For the year ended December 31, 2002, the Company accrued deferred cash compensation payable to Dr. Mendenhall and Messrs. Massey, McMaster and Futch in the amounts of $50,667, $50,667, $125,000 and $43,333, respectively. For the year ended December 31, 2001, the Company accrued deferred cash compensation payable to Dr. Mendenhall and Messrs. Massey, McMaster and Futch in the amounts of $16,889, $16,889, $41,667 and $14,445, respectively.

(2) Amount represents shares of common stock underlying options granted during the indicated fiscal year.

Director Compensation

     The directors of the Company who are executive officers of the Company are not separately compensated for serving as directors of the Company. All directors of the Company are reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. Non-employee directors receive discretionary annual grants of stock options.

         During the fiscal year ended December 31, 2002, Mr. Berger was granted stock options for the purchase of 39,000 shares of the Company's common stock, and Ms. Cole was granted stock options for the purchase of 50,000 shares of the Company's common stock. Directors are granted additional options for service as chair and co-chair of the committees on which they serve. The exercise prices of options granted to directors are equal to the closing sales price of the common stock on the date of the respective option grant. The term of each option is ten years, with 50% of the option vesting on the date six months from the effective date of the grant and the remainder vesting on the one-year anniversary of the effective date of the grant.

Option Grants

     The following table sets forth certain information with respect to options to purchase common stock that were granted during the fiscal year ended December 31, 2002 to each of the Named Executive Officers.

                       Options Grants in Last Fiscal Year

                           Individual Grants


                                                 Percent of
                             Number of           Total Options
                             Securities          Granted to                   Market Price
                             Underlying          Employees         Exercise   on date         Expiration
                             Options Granted     in Fiscal Year    Price      of Grant        Date
                             ---------------     --------------    --------   -------------   -----------
Name


Stuart E. Massey                 35,000             1.89%          $0.97        $0.97       3/8/2007
                                 13,722             0.74%          $0.90        $0.90       3/15/2012
                                 33,778             1.83%          $0.33        $0.33       9/24/2012
                                 14,394             0.78%          $0.01        $0.33       9/24/2012
---------------------------------------------------------------------------------------------------------
George E. Mendenhall             35,000             1.89%          $0.97        $0.97       3/8/2007
                                 13,722             0.74%          $0.90        $0.90       3/15/2012
                                 33,778             1.83%          $0.33        $0.33       9/24/2012
                                 14,394             0.78%          $0.01        $0.33       9/24/2012
---------------------------------------------------------------------------------------------------------
Donald R. Futch                  35,000             1.89%          $0.97        $0.97       3/8/2007
                                 11,736             0.63%          $0.90        $0.90       3/15/2012
                                 33,778             1.83%          $0.33        $0.33       9/24/2012
                                 12,311             0.67%          $0.01        $0.33       9/24/2012
---------------------------------------------------------------------------------------------------------
William S. McMaster             200,000             10.82%         $0.97        $0.97       3/8/2007
                                 33,854             1.83%          $0.90        $0.90       3/15/2012
                                 83,333             4.51%          $0.33        $0.33       9/24/2012
                                 63,920             3.46%          $0.01        $0.17      12/31/2012




     It is important to note that stock options have value to their recipients, including the listed executive officers, only if the stock price advances beyond the grant date price shown in the table during the effective option period. Awards in the preceding table were made pursuant to the Company's 2001 Stock Incentive Plan or the 2002 Stock Option Plan. Under the 2001 Stock Incentive Plan, the exercise price per share must be not less than the fair market value of a share of the common stock on the date the stock option is granted. The grants provide that the options may not be exercised during the first six months after the date of grant.

Option Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers at December 31, 2002. None of the Named Executive Officers exercised any options during 2002.


                                   Aggregated Option Exercises and December 31, 2002 Option Values
                                   ----------------------------------------------------------------


                                 Number of Securities Underlying                 Value of Unexcercised
                                 Unexercised Options at 12/31/02                 In-the-Money Options at 12/31/02
                          ------------------------------------------------        --------------------------------
                          Shares Acquired  Value
Name                      on Exercise      Realized  Exercisable  Unexercisable   Exercisable   Unexercisable
----                      ---------------  --------  -----------  -------------   -----------   -------------
George E. Mendenhall            0            0        126,222        65,672           $0          $2,303
Stuart E. Massey                0            0        133,222        65,672           $0          $2,303
William S. McMaster             0            0        243,854        246,623          $0          $10,126
Donald R. Futch                 0            0        128,736        58,700           $0          $1,975



Equity Compensation Plan Information

     The following table sets forth, as of December 31, 2002, certain information relating to our equity compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance.

                                                                                     Number of shares of
                                                                                     our common stock
                                                                                     remaining available
                                                                                     for future issuance
                                Number of shares of                                  under equity
                                our common stock to         Weighted-average         compensation plans
                                be issued upon exercise     exercise price of        (excluding shares of
                                of outstanding options,     outstanding options,     our common stock
Plan Category(1)                warrants, and rights        warrants, and rights     reflected in column (a))
----------------                -----------------------     ---------------------    ------------------------
                                        (a)                         (b)                        (c)
Equity compensation plans
 approved by security holders          790,732                     $6.00                     781,990

Equity compensation plans
 not approved by security holders      408,723                     $3.91                     491,277

Total                                  890,734                     $5.29                   1,273,267


     In March of 2002, the Board of Directors found it necessary to achieve additional cash flow relief through reductions in staff and reductions of 12% in the cash compensation being paid to the Company's middle management. In August of 2002, the Board of Directors again found it necessary for cash flow purposes to further reduce staffing and to reduce all employees cash compensation by 10%. The Company adopted the 2002 Stock Option Plan effective August 1, 2002 as a vehicle to address the hardship that resulted from the pay cut. Under this plan, Employees were granted stock options at $0.01 price per share for an amount of shares deemed by the Compensation and Human Resources Committee of Board of Directors as appropriate to return to the employee an amount of value approximating the amount of their respective pay cuts. The total number of shares initially authorized for issuance under this plan at December 31, 2002 was 800,000. As of that date, options to purchase 308,723 shares of our common stock had been granted. The plan was included as an exhibit to our Quarterly Report on Form 10-KSB for the nine months ended September 30, 2002.

     From time to time, the Company has granted warrants for the purchase of common stock outside of our formal equity compensation plans in order to compensate certain employees, consultants and other providers of services to the Company.

Employment Contracts

     General.

     Each of the Named Executive Officers has entered into an employment contract with the Company. Under each of these contracts, each of the executive officers may receive a bonus at the discretion of the Company's Board of Directors. In addition to the foregoing, the Company has also agreed to provide each executive officer with life insurance, medical insurance, vacation leave, sick leave and other benefits, such as stock options, as may be approved by the Board of Directors. Each executive officer is also eligible to participate in the Company's employee benefit plans, which currently consist of a group medical benefits plan and a 401(k) retirement plan. The Company does not contribute any amounts to the 401(k) plan.

     Each of the Company's employment contracts contains a non-competition clause restricting the employee's ability to compete with the business of the Company during the term of the contract and for a period of one to two years thereafter in those states where the Company had clients when the employment contract was terminated. Each contract also contains a provision limiting the disclosure of confidential or trade secret information of the Company. Additional details of each officer's respective employment contract are summarized below.

     Voluntary Compensation Deferral.

     As a means of assisting the Company in addressing its critical cash flow demands during the second half of 2001, each of the Named Executive Officers voluntarily entered into a compensation deferral agreement under which he elected as of September 1, 2001 to defer the cash compensation that otherwise would have been paid to him for the period from September 1, 2001 to March 1, 2002, with the ability of the Company to elect to extend the deferral period until August 31, 2002 if the Company's cash flow needs warranted such an extension. The Company elected to extend each of these contracts to its full term. Upon the expiration of these contracts at the end of August of 2002, each of these officers agreed that the Company's continued need for additional cash flow relief warranted that each of them voluntarily elect to continue the deferral of the amounts that had accrued to him under his deferral agreement during 2001 and 2002.

     In order to continue to provide additional cash flow relief to the Company, each of the Named Executive Officers also entered into a new agreement to defer the cash compensation that otherwise would be paid to him for the period from September 1, 2002 to February 28, 2003, with the ability to extend the deferral period until May 31, 2003 if the Company's cash flow needs warranted such an extension. The Company has elected to extend each of these contracts to its full term. The deferred obligation of the Company under these agreements currently bears simple interest at the annual rate of five percent, provided, however, that to the extent principal on the notes of Messrs. Mendenhall and Massey that is payable to the Company remains outstanding, that same amount of the deferred compensation obligation of the Company to these two officers will bear interest at the same rate as the interest rate payable under the notes. A description of these notes payable to the Company from Messrs. Mendenhall and Massey is set forth in this proxy statement under the caption "Certain Relationships and Related Transactions."

     Included in the deferral agreements of each officer is the grant of an option to purchase one share of the Company's common stock for each two dollars of cash compensation deferred. The exercise piece of each option is equal to the trading price of the common stock on the date of grant of the option. The term of each option is ten years, and each option vests six months following its date of grant. Options granted to the Named Executive Officers during 2002 pursuant to these deferred compensation agreements are disclosed in the table set forth in this proxy statement under the caption "Management Compensation - Option Grants."

     Officer Employment Contracts.

     Messrs. Mendenhall and Massey have each been a party to employment contracts with the Company since January 1, 1997. Each of these contracts has been amended from time to time. Under the terms of these employment contracts as currently in effect, Messrs. Mendenhall and Massey agree to act as the Company's Chief Executive Officer and Chairman of the Board and as Executive Vice President, respectively, in exchange for annual cash compensation of $142,000. Each of these contracts renews automatically for successive one-year terms unless the Company or the executive officer provides written notice of termination at least 90 days before the end of the then-current term. If the contract is terminated by the Company without cause, the Company will be required to pay the executive officer an amount equal to the greater of the total salary and benefits that otherwise would have been payable to him during the unexpired term of the employment contract, or an amount equal to two times his annual salary and benefits.

     Mr. McMaster has been a party to an employment contract with the Company since May 30, 2000. Under the terms of his employment contract as currently in effect, Mr. McMaster agrees to act as the Company's Chief Financial Officer and General Counsel in exchange for annual cash compensation of $205,000. The initial term of the contract is for the three-year period ending on May 30, 2003. The contract renews automatically for successive one-year terms unless no later than 180 days prior to the expiration of the then-current term, either party to the contract notifies the other of the notifying party's intent not to renew the contract. By operation of this provision, the existing term of Mr. McMaster's contract will expire on May 30, 2004. If the contract is terminated by the Company without cause or is terminated for any reason following a change in control of the Company, the Company will be required to pay for Mr. McMaster's then-existing medical benefits for up to one year, and pay a lump sum amount equal to the compensation that otherwise would have been payable during the unexpired term of the employment contract, plus eighteen months of his then-existing monthly base salary.

     Mr. Futch has been a party to an employment contract with the Company since January 1, 1998, which has been amended from time to time. Under the terms of his employment contract as currently in effect, Mr. Futch agrees to act as the Company's Vice President of Business Development in exchange for annual cash compensation of $100,000.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company regarding the beneficial ownership of common stock as of April 11, 2003. Information is presented for (i) shareholders known to us as owning more than five percent of the outstanding common stock, (ii) each director and executive officer of the Company, individually, and (iii) all directors and executive officers of the Company, as a group. The percentages are calculated based on the shares of common stock outstanding on April 11, 2003.


                                                               Number of Shares             Percentage
Name of Beneficial Owner                                       Beneficially Owned (1)       Ownership
------------------------                                       ----------------------       ---------
Carl Joseph Berger, Jr. (2)                                             248,730               1.1%

Dollie A. Cole (3)                                                      262,500               1.2%

Donald R. Futch (4)                                                     301,013               1.3%

Roger A. Kazanowski (5)                                               2,166,845               9.6%

Stuart E. Massey (6)                                                  1,381,982               6.2%

William S. McMaster (7)                                                 429,387               1.9%

George E. Mendenhall (8)                                              1,430,882               6.4%

Richard D. Pulford (9)                                                   50,000                  *

All executive officers and directors as a group (7 persons)           4,104,494               17.4%



*        Amount represents less than 1.0 percent

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. As of April 11, 2003, 22,286,058 shares of common stock of the Company were issued and outstanding.
(2) Includes 4,780 shares held by a family member of Mr. Berger and 140,200 shares issuable under options.
(3)  Includes 50,000 shares issuable under options.
(4) Includes 1,000 shares held by a family member and 207,436 shares issuable under options.
(5) Includes 181,560 shares issuable upon exercise of commons stock warrant agreements and upon exercise of common stock purchase options. The address of Mr. Kazanowski is 5811 Turnberry, Commerce, Michigan, 48382.
(6) Includes 988 shares issuable upon exercise of common stock warrant agreement and 199,882 shares issuable under options. The address of Mr. Massey is 1601 Shop Road Ste. E, Columbia, SC 29201.
(7) Includes 2,200 shares held by a family member of Mr. McMaster and 427,187 shares issuable under options.
(8) Includes 988 shares issuable upon exercise of common stock warrant agreement and 191,894 shares issuable under options. The address if Dr. Mendenhall is 1601 Shop Road Ste E, Columbia, SC 29201.
(9)  Includes 25,000 shares issuable under options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission rules to furnish the Company with copies of all forms they file. Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that, during fiscal 2002, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were satisfied.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal year 2002, there were no transactions or arrangements between the Company and any of its officers, directors or significant shareholders which individually or in the aggregate equaled or exceeded $60,000 in value, or were otherwise disclosable pursuant to Regulation S-B promulgated by the Securities and Exchange Commission, except for the following:

     Dr. Mendenhall was indebted to the Company pursuant to two promissory notes dated April 29, 1999 in the principal amount of $33,910, and dated December 22, 1999 in the principal amount of $30,114. Both notes were for three-year terms and were delivered to the Company by Dr. Mendenhall in payment of the purchase price for common stock upon the exercise by him of stock options on the respective dates of the notes. The notes carry an annual interest rate of prime on the unpaid principal balance and are collateralized by the shares of common stock purchased upon the delivery of the notes. All unpaid interest and principal is due at maturity. Although both of these notes matured in 2002, Dr. Mendenhall did not possess the financial means to repay the amounts owed. Consequently, the notes now constitute demand notes. The greatest amount owed to the Company under these notes, including interest, during fiscal year 2002 was $78,512 which equaled the amount owed at December 31, 2002. In addition to the obligations under these two notes, Dr. Mendenhall was indebted to the Company in the amount of $17,400 as of January 1, 2002 in connection with certain non-interest bearing cash advances that were made to him during 2000. The amount outstanding at December 31, 2002 pursuant to these advances was $15,000.

     Mr. Massey was indebted to the Company pursuant to two promissory notes dated April 29, 1999 in the principal amount of $33,910, and dated December 29, 1999 in the principal amount of $30,683. Both notes were for three-year terms and were delivered to the Company by Mr. Massey in payment of the purchase price for common stock upon the exercise by him of stock options on the respective dates of the notes. The notes carry an annual interest rate of prime on the unpaid principal balance and are collateralized by the shares of common stock purchased upon the delivery of the notes. All unpaid interest and principal is due at maturity. Although both of these notes matured in 2002, Mr. Massey did not possess the financial means to repay the amounts owed. Consequently, the notes now constitute demand notes. The greatest amount owed to the Company under these notes, including interest, during fiscal year 2002 was $79,107 which equaled the amount owed at December 31, 2002. In addition to the obligations under these two notes, Mr. Massey was indebted to the Company in the amount of $2,600 as of January 1, 2002 in connection with certain non-interest bearing cash advances that were made to him during 2000. The amount outstanding at December 31, 2002 pursuant to these advances was $200.

     During 2001, Mr. Pulford was a party to a consulting agreement with the Company pursuant to which he advised and assisted the Company in its business development efforts and was compensated on the basis of a fixed monthly retainer fee. Mr. Pulford's engagement as a consultant to the Company expired prior to his appointment to the Board of Directors in October of 2002. The amount paid to Mr. Pulford as a consultant to the Company during 2001 was $100,000.


                             AUDIT COMMITTEE REPORT

     As discussed above under "Management - Board Meetings and Committees," one of the primary functions of the Audit Committee is reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management and the independent auditors, Scott McElveen, LLP. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the financial statements with management and the independent accountants. The discussions with Scott McElveen, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Scott McElveen, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Scott McElveen, LLP.

     Based on the discussions with management and Scott McElveen, LLP, the Audit Committee's review of the representations of management and the report of Scott McElveen, LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB that was filed with the Securities and Exchange Commission for the year ended December 31, 2002.

     Submitted by the Audit Committee of the Company's Board of Directors.

                  Carl  Joseph Berger, Jr.
                  Dollie A. Cole
                  Richard D. Pulford


                           SCOTT McELVEEN, LLP'S FEES

Audit Fees

     During 2002, Scott McElveen, LLP billed the Company an aggregate of $69,869 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2001. We estimate that the total fees for services rendered by Scott McElveen, LLP for the audit of our financial statements for the year ended December 31, 2002 will be approximately $60,000.

Financial Information Systems Design and Implementation Fees

     During the year ended December 31, 2002, Scott McElveen, LLP did not provide the Company with any services related to financial information systems design or implementation.

All Other Fees

     During the year ended December 31, 2002, in addition to the billed audit fees described above, Scott McElveen, LLP billed the Company an aggregate of $26,090 for the following professional services provided during 2002: tax return preparation, assistance with preparation of the Annual Report on Form 10-KSB and reviews of the financial statements included in our periodic reports on Form 10-QSB. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Scott McElveen, LLP.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, which is required to be, and has been, filed with the Securities and Exchange Commission, is being delivered to shareholders concurrently with the delivery of this proxy statement. Shareholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-KSB may obtain one, without charge, by making written request to Ms. Sharon R. Gambrell, Integrated Business Systems and Services, Inc., Suite E, 1601 Shop Road, Columbia, South Carolina 29201 (803)736-5595 extension 100.

By Order of the Board of Directors,


/s/ George E. Mendenhall
-------------------------------------------------
George E. Mendenhall, Ph.D.
Chief Executive Officer and Chairman of the Board

Columbia, South Carolina
April 30, 2003

PLEASE MARK VOTES
AS IN THIS EXAMPLE


                                REVOCABLE PROXY

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 29, 2003 AT THE COMPANY'S HEADQUARTERS, 1601 SHOP ROAD, SUITE E, COLUMBIA, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

The undersigned hereby appoints Donald R. Futch and Sharon R. Gambrell, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of Integrated Business Systems and Services, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2003 Annual Meeting of Shareholders of the Company and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1. Election of Directors:
For All Except:

                                  For             Withhold
Nominees:

Dollie A. Cole                    ---              ---
Stuart E. Massey                  ---              ---
Richard D. Pulford                ---              ---

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below.

                                                    For     Against    Abstain


2.   Ratifications of appointment of Scott          ---       ---          ---
     McElveen, LLP, as independent public
     accountants for the Company for the fiscal year ending December 31, 2003.



3. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

     Please be sure to sign and date this Proxy in the spaces provided below.




     ------------------------------------------------------------------------
     Shareholder sign above                  Co-holder (if any) sign above



     ----------------------
     Date

   THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

   To be represented at the Meeting, this Proxy must be received at the office of "PACIFIC CORPORATE TRUST COMPANY" by mail or fax no later than forty - eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

   The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8 and its FAX number is (604) 689-8144.

   PLEASE ACT PROMPTLY

   SIGN, DATE & MAIL YOUR PROXY CARD TODAY